2 0 1 7 A N N U A L S T O C K H O L D E R S M E E T I N G   November 7, 2017

Our comments today may contain forward - looking statements and management may make additional forward - looking statements in response to your questions . Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995 .   Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized . Investors are cautioned that such forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company’ s filings with the Securities & Exchange Commission .   SAFE HARBOR STATEMENT   2

We use EBITDA in the evaluation of our Company’s performance since we believe that EBITDA provides a useful measure of financial performance and value . We believe this principally for the following reasons :   We believe that EBITDA is an accepted industry - wide comparative measure of financial performance . It is, in our experience, a measure commonly adopted by analysts and financial commentators who report upon the cinema exhibition and real estate industries, and it is also a measure used by financial institutions in underwriting the creditworthiness of companies in these industries . Accordingly, our management monitors this calculation as a method of judging our performance against our peers, market expectations and our creditworthiness . It is widely accepted that analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA . Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses . We expect that investors may use EBITDA to judge our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies .   EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States of America and it should not be considered in isolation or construed as a substitute for net income or other operations data or cash flow data prepared in accordance with generally accepted accounting principles in the United States for purposes of analyzing our profitability . The exclusion of various components, such as interest, taxes, depreciation and amortization, limits the usefulness of these measures when assessing our financial performance, as not all funds depicted by EBITDA are available for management’ s discretionary use . For example, a substantial portion of such funds may be subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time .   EBIT and EBITDA also fail to take into account the cost of interest and taxes . Interest is clearly a real cost that for us is paid periodically as accrued . Taxes may or may not be a current cash item but are nevertheless real costs that, in most situations, must eventually be paid . A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction . EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced .   In this presentation, we also use an industry accepted financial measure called Theater Level Cash Flow, which is theater level revenues less direct theater level expenses .   FINANCIAL RECONCILIATIONS   3

B U S I N E S S R E V I E W   Ellen Cotter, President & CEO   This presentation is intended to summarize the projects on which management is currently working and management's plan for mo vin g our Company forward.   Many of the projects are in their early stages and will be subject to various Governmental and Board approvals. Accordingly, no assurances can be given that the plans discussed herein will be achieved.   Further, some of the design concepts included in this presentation include proposed architectural renderings that represent w ork s in progress.   4

NASDAQ RDI & RDIB    Market Cap $363.4 million (as of November 3, 2017)   Total Assets $ 418 million*   Total Debt $ 150 million*   Total Revenues $ 265 million**   Total EBITDA $ 33 million***   5   Cinemas  – Steady Cash Flow   • 58 theaters/469 screens in US, AU & NZ 1   Real Estate in US, AU & NZ  – Building Long Term Value   • 6 Key Value Creation Projects • 9 Operating Properties • 3 Future Value Realization Opportunities • 3 Off Broadway Live Theatres   1  Theater & Screen Count as of September 30, 2017 (includes unconsolidated joint ventures & managed theaters).   * Total Assets and Debt as of September 30, 2017. Total Assets reflect Book Value: Lower of Cost and Market. Debt is to tal debt (gross of deferred financing costs) adjusted for investment in Reading International Trust.   ** Total Trailing Twelve Months Revenue ended September 30, 2017.    *** Trailing Twelve Months ended September 30, 2017 (includes one - time $9.2 million gain from Courtenay Central insurance recov ery).   2016 TOTAL  REVENUES   $270.5 million   SET ALL - TIME    COMPANY RECORD   COMPANY SNAPSHOT  two  synergistic (but diversified)  businesses in three countries

We create long - term stockholder value through the opportunistic and synergistic development of entertainment and real estate assets .   This value creation comes from the complementary nature of our existing entertainment and real estate portfolio and the pursuit of new opportunities meeting our investment criteria .   Cinemas provide steady cash flow to support our real estate development, while our real estate work allows us to create a strong property portfolio that will withstand the test of time .   As an anchor tenant in our own Entertainment Themed Centers, we control the entire property and can effectively leverage, not only operational strategies, but also marketing strategies anchored by engaging social/digital media content . These synergies allow us to drive growth, thereby creating a win - win for Reading (as both landlord and tenant), for our third party tenants, and ultimately, for our stockholders .   Our synergistic mission provides investors diversification through two businesses operating in three stable economies .   OUR SYNERGISTIC MISSION   we’re in  SYNC

TODAY’S BUSINESS SEGMENT    REVENUE ALLOCATION   TODAY’S GEOGRAPHIC ALLOCATION OF    TOTAL REVENUE   (INCLUDING CINEMA AND PROPERTY)    8%*   Global  Property  Revenues   92%*   Global  Cinema  Revenues   Diversification    through   two different    (but synergistic)    businesses   10%   New  Zealand**   52%   United  States**   37%   Australia**   Diversification    through    operations in three    stable, strong  economies   SYNERGISTIC DIVERSIFICATION IS KEY TO READING’S STRATEGY   * Business Segment Total Revenues TTM ended September 30, 2017.   ** Total Revenues TTM ended September 30, 2017 (including both cinema and property)   NOTE  – Further diversification through US cinema circuit programming: Both commercial and specialty programming.

ENTREPRENEURIAL approach to our business   EDUCATED analysis underpins our strategies   ENGAGING our cinema & center guests is  paramount to our success   EXECUTION on time & on budget is key to our  three year strategy   EXTENDED VIEW translates to having a long - term  value strategy   EMPATHETIC approach to our stakeholders   CORE VALUES & GUIDING PRINCIPLES INSPIRED BY OUR FOUNDER,  JAMES J. COTTER, SR.   8

HIGHLY EXPERIENCED MANAGEMENT TEAM

	name/title	years in industry	years with company	experience
CORPORATE	ELLEN COTTER *Chair of Board* *Chief Executive Officer & President*	19	19	Director Chief Operating Officer (US Cinemas) President of Reading Australia Former Attorney at White & Case Director at Cecelia Packing Corporation
CORPORATE	DEV GHOSE *Executive Vice President,* *Chief Financial Officer, Treasurer & Corporate Secretary*	35+	3	Executive Vice President and Chief Financial Officer at Skilled Healthcare Group Executive Vice President and Chief Financial Officer at Shurgard Storage Centers, Inc. Managing Director International at Green Street Advisors Senior Vice President Finance and Treasurer at HCP Inc.
CORPORATE	ANDRZEJ MATYCZYNSKI *Executive Vice President, Global Operations*	35+	17	Former RDI Chief Financial Officer Director of Corporate Finance & SEC Reporting at Beckman Coulter
CORPORATE	CRAIG TOMPKINS *General Counsel/Chief Compliance Officer*	40	24	Various corporate positions including President, General Counsel and Director of Business Affairs Former Partner at Gibson Dunn & Crutcher Executive Chairman, Marshall & Stevens Incorporated; former Director and Audit Committee member of G&L Realty (NYSE REIT) and Fidelity Federal Bank, FSB
CINEMAS	ROBERT SMERLING *President of US Cinemas*	50+	22	President of Loews Theater Management, a Sony Company Vice Chairman of USA Cinemas, Boston, MA President of Cinema National Theaters
CINEMAS	WAYNE SMITH *Managing Director AU/NZ*	37	14	General Manager of Hoyts Cinemas (Real Estate/AU & NZ) Operations Manager of Hoyts Cinemas Cinema Manager of Hoyts Cinemas
PROPERTY	MARGARET COTTER *Vice Chair of the Board* *Executive Vice President, Real Estate and NYC Development*	18	16	Director Manage live theatre assets in NYC and Chicago including all tenants, improvements, and all aspects of development Former Assistant District Attorney – Brooklyn DA's office Director at Cecelia Packing Corporation
PROPERTY	MATTHEW BOURKE *Managing Director – Property – AU/NZ*	22	4	Senior Executive with Watpac Ltd. (Listed Australian property development & construction company) Development Manager at a Private Property Fund & Asset Management Company Corporate Retail Executive, Tabcorp Holdings, Ltd. (an Australian leader in retail, gaming and entertainment)
PROPERTY	MICHAEL BUCKLEY/DOUG WILLIAMS* *Managing Principals of Edifice Real Estate Partners/Owner's Representative for NYC and NJ Property Development*	50+	6	*Former employers and clients include:* The Moinian Group The Continuum Company Vornado Realty Trust JP Morgan Asset Management Amalgamated Bank New York City Regional Center Stockbridge Realty Funds / CalPERS *Real Estate development is a very local business. Historically, our company has relied heavily on local "in the market" consultants to assist with our major real estate development activities.

9

READING INTERNATIONAL RUSSELL 2000NASDAQ CAPITAL MARKET COMPOSITE S&P 500 180%  Growth 6/21/2012 11/3/2017 TOTAL STOCKHOLDER RETURN  – RDI CLASS A   SINCE JUNE 21, 2012: CONTINUOUS INCLUSION ON RUSSELL INDEX*   TSR%   *   10

US CINEMAS   10 th largest US exhibitor by box office (as of September 30, 2017)   Theaters 27   Screens 245*   US Cinema Brands   Angelika Film Center  - Specialty brand inspired by Angelika Film Center in NYC, one  of the highest grossing dedicated arthouses in North America   City Cinemas  – Circuit in New York City   Consolidated Theatres  - Leading exhibitor in Hawaii   Reading Cinemas  - Commercial theaters in California & New Jersey   Geographically Diverse Locations   Major US Cities  – NYC, Washington DC, Dallas, San Diego, Sacramento   Other US Cities  – Santa Rosa, Bakersfield   Islands of Oahu & Maui   Diverse Programming   • 12 specialty theaters • 15 first - run commercial theaters   *Includes 1 managed cinema   Illustration featured in Consolidated Theatres Show Parade magazine   Celebrating 100 years of Consolidated Theatres in Hawaii

AUSTRALIAN CINEMAS   4 th largest exhibitor in Australia by box office*   Theaters 20   Screens 157 **   Australian Cinema Brand Reading Cinemas   Geographically Diverse  – Five Australian States   Victoria  – 6   Queensland  – 4   New South Wales  – 6   South Australia  – 2   Western Australia  – 2   Own land underlying six Reading Cinemas   NEW ZEALAND CINEMAS   3 rd largest exhibitor in New Zealand by box office*   Theaters 11   Screens 67 **   New Zealand Cinema Brand Reading Cinemas   Geographically Diverse  – Two Islands   North Island  – 6   South Island  – 5   Own land underlying five Reading Cinemas   *As of September 30, 2017.    **In NZ, Company has a 50% unincorporated joint venture in 2 Rialto Cinemas.   *As of September 30, 2017.    **In AU, Company has a 33% unincorporated joint venture in an Event Cinema.

GLOBAL CINEMA STRATEGY: INSPIRING EXPERIENCES THAT MAXIMIZE THE TIME GUESTS SPEND WITH US   Build long - term value for our stockholders by maximizing the value in our existing cinema portfolio, while we pursue new opportunities.   CREATE   inspiring   CINEMA   EXPERIENCES   FEATURE STATE - OF - THE - ART  PRESENTATION   CRAFT FOOD & BEVERAGE   OPTIONS TO MATCH OUR  MARKETS   PRICE OUR TICKETS   WITH VALUE IN MIND   CREATE UNIQUELY  DESIGNED VENUES   ENGAGE GUESTS WITH  CONVENIENT &  INTERESTING   VIRTUAL INTERACTIONS   CURATE FILM & EVENT   PROGRAMMING TAILORED  TO OUR AUDIENCES   OFFER    HOSPITALITY - STYLED    COMFORT & SERVICE   BUILD GUEST LOYALTY    THROUGH GOODWILL &  VALUE   WORK ASSETS HARDER BY  FINDING & IMPLEMENTING  OPERATIONAL EFFICIENCIES

2016 RECORD HIGHS   Strong studio box office, coupled with implementation of Global  Cinema Strategy, led Reading’s cinema performance to record highs.   Each cinema division (US, AU, NZ) hit records for 2016 in each of these  important financial metrics:   Box Office Revenue   Food & Beverage Revenue   Total Revenue   Gross Margin   Cash Flow Preoccupancy (CFPO)   Theater Level Cash Flow (TLCF)   GLOBAL CINEMA SEGMENT 2016 PERFORMANCE

• 2015 & 2016 record - setting industry  box office  • Q4 2017 film slate encouraging • 2018 - 2019 film slate looks promising • Audiences/Studios/Directors attracted  to Premium Auditorium Experiences    STRONGER STUDIO FILM SUPPORTS GLOBAL CINEMA STRATEGY: Q4 2017 - 2019   2019   2018

2018–2019 – US CINEMAS – SPECIALTY FILM WILL CONTINUE TO SUPPORT ANGELIKA BOX OFFICE

ANGELIKA BRAND RELIES ON SPECIALTY FILM (INDEPENDENT, FOREIGN LANGUAGE, DOCUMENTARY)

Interest in independent films remains strong. Established companies continue to acquire films appealing to our niche Angelika audience.

New industry entrants:

- Annapurna Pictures – Quality Film Producer established a distribution arm
  - Past successes – AMERICAN HUSTLE, ZERO DARK THIRTY, JOY
- A24 Films – Nimble and interesting film company that has been distributing quality film for five years
  - Best picture winner MOONLIGHT (2017)
- Neon & The Orchard – New indie distributors with strong management and track records


THE DISASTER ARTIST
I, TONYA
Florida Project
THE SHAPE OF WATER
Lady Bird

16

OFFER HOSPITALITY STYLED    COMFORT & SERVICE  – US CINEMAS   PERCENTAGE OF US CINEMAS FEATURING LUXURY  RECLINER SEATING*   Today   13% of all US screens (31 screens total)   By end of 2017   30% of all US screens (74 screens total)   By end of 2018   47% of all US screens (115 screens total)   By end of 2019   64% of all US screens (157 screens total)    * Includes four managed cinema screens   ANGELIKA   CARMEL MOUNTAIN  ATTENDANCE    INCREASED 64%   FROM   2014 to 2016

OFFER HOSPITALITY STYLED    COMFORT & SERVICE  – AU/NZ CINEMAS   Today   14% of all AU/NZ screens (27 screens total)   By end of 2017   17% of all AU/NZ screens (34 screens total)   By end of 2018   23% of all AU/NZ screens (46 screens total)   By end of 2019   28% of all AU/NZ screens (63 screens total)    * Statistics do not include joint ventures   PERCENTAGE OF AU/NZ CINEMAS    FEATURING LUXURY RECLINER SEATING

STATE - OF - THE - ART PRESENTATION DRIVES READING BOX OFFICE   % of Cinemas with at least one Premium Screen   Today   24% of all cinemas*   15% in US   32% in AU/NZ   By end of 2017   29% of all cinemas*   22% in US   34% in AU/NZ   By end of 2018   36% of all cinemas*   30% in US   41% in AU/NZ    By end of 2019   41% of all cinemas*   33% in US   47% in AU/NZ   Today, one US cinema features  IMAX. Exploring other US locations.    * US Cinemas statistics includes one managed cinema; AU and NZ statistics do not include joint ventures

Elevated Food & Drink Menu (including  Liquor, Beer or Wine)   • 33% of all US theaters today   US cinemas serving elevated Food &  Drink menu and/or Liquor, Beer or Wine  menu   • By end of 2017  - 44%  • By end of 2018  - 52%  • By end of 2019  - 56%    * Statistics include one managed cinema   CRAFT FOOD & BEVERAGE OPTIONS TO MATCH OUR MARKETS  – US CINEMAS

CRAFT FOOD & BEVERAGE OPTIONS TO MATCH OUR MARKETS  – US CINEMAS   F&B Capita  – US Cinemas   8.0%   Growth   7.7%   Growth   6.7%   Growth   6.4%   Growth   Reading   US Cinemas   Regal   Cinemas   Cinemark   US   AMC   US   Q3 2017   Q2 2017   Q1 2017   2016   Q3 2017   Q2 2017   Q1 2017   2016   Q3 2017   Q2 2017   Q1 2017   2016   Q2 2017   Q1 2017   2016   $4.49   $4.55   $4.97   $4.85   $4.42   $4.49   $4.88   $4.76   $4.19   $4.37   $4.59   $4.47   $4.82   $4.88   $5.19   $5.13   Q3 2017   Q3 2017 US F&B per cap of $4.85    HIGHEST Q3 ON RECORD

CRAFT FOOD & BEVERAGE OPTIONS TO MATCH OUR MARKETS  – AU/ NZ CINEMAS   By end of 2017   23 Gold Lounge auditoriums    13 Premium auditoriums     By end of 2019   33 Gold Lounge auditoriums   24 Premium auditoriums   By end of 2018   23 Gold Lounge auditoriums   20 Premium auditoriums   Growth in AU/NZ Cinema F&B Revenue driven by addition of Gold Lounge & Premium auditorium offer

CREATE UNIQUELY DESIGNED VENUES   Angelika at    Carmel Mountain   Voted San Diego’s    Best Movie Theater   Best Entertainment Venue   2016 & 2017   Our emphasis on the creation of  engaging physical environments and  spaces, which connect guests to our  brands and foster longer and repeat  visits, is and continues to be a priority.

REINVESTING IN EXISTING CINEMA PORTFOLIO   Cal Oaks (in Murrieta, CA)   Closed for renovation. Re - opens December 2017.   • Luxury recliner seats in all 17 auditoriums • Two TITAN LUXE auditoriums • Full F&B Menu with Craft Beer, Wine & Cocktails • Reserved Seating via website & new Reading App

Architectural rendering of renovated    Reading Cinemas  – Cal Oaks  – Re - opens late 2017    REINVESTING IN EXISTING CINEMA PORTFOLIO

26   • Spotlight is the first Dine - In  concept in US Cinema circuit • Waiter service before movie  begins, full F&B menu   • Luxury Recliner Seating • Focus is on Customer Service • Six auditoriums each with under 40  recliner seats   FIRST U.S. DINE - IN CONCEPT TO LAUNCH Q1 2018 AT READING CINEMAS, CAL OAKS, CA    44A5BF75-D41E-48AB-A035-AF32F0B36C2B@kino

PRICE OUR TICKETS WITH VALUE IN MIND   VALUE GUIDES OUR TICKET STRUCTURES  & PRICING   Australia/New Zealand   • Innovative Value Pricing model in  AU/NZ generated admission growth   United States   • 2017  - Implemented form of Value  Pricing in San Diego and Hawaii

ENGAGE GUESTS WITH CONVENIENT DIGITAL CHANNELS

- **Increase Online Convenience Fee Revenue**
    - 2016 – Generated US$1.9 million globally
    - TTM 2017 – Online convenience fee revenue – US$2.6 million

- **Ticketing Apps**
    - Consolidated Theatres ticketing app launched Q3 2017
    - Other US branded ticketing apps to launch by end Q4 2017
        - Angelika Film Center
        - City Cinemas
        - Reading Cinemas
    - Launch AU/NZ branded ticketing apps by Q2 2018

- **Increase Sales of Gift Cards online**
    - Implement sales of online Gift Cards in US by Q4 2017



28

• Generate incremental box office through continued  focus on Alternative Content Program (including  Repertory Events)    • Focus on Japanese anime, cultural events, music  movies booked in advance and marketed across our  own platforms (no incremental advertising spend) • Repertory Programming coupled with events or  engagements  • Theater Rental Revenue  - Build brand loyalty and  attendance by focusing on renting theaters off peak    CURATE FILM & EVENT PROGRAMMING TAILORED TO OUR AUDIENCES

CONTINUE DISCIPLINED APPROACH TO PURSUING NEW OPPORTUNITIES   Today, our Board of Directors has approved five new  Reading Cinemas (34 new screens) to be built in  AU/NZ. And, we continue to explore new build  opportunities in AU/NZ.   • Newmarket Village (8 screens, 2 Gold Lounge  auditoriums, TITAN LUXE)  – Opens December  2017 • Traralgon, outside of Melbourne (5 screens with  2 Premium auditoriums)  – Expected to open  2019 • South City, Brisbane (8 screens with 3 Gold  Lounge auditoriums)  – Expected to open 2020 • Two additional Reading Cinemas in AU and NZ  with 14 screens  – Expected to open 2019/2020   Expansion of Angelika Film Center brand is current  focus in the US.

INVESTING IN OUR    CINEMA PORTFOLIO   US Cinemas   2017  – invested $18M   2018 - 2019*    Expected to invested $30M to $31M   Australian Cinemas    2017  – invested $8M **   2018 - 2019*    Expected to invested $13M to $15M **   New Zealand Cinemas    2017  – invested $1M **   2018 - 2019*    Expected to invested $7M to $8M **    *2018 and 2019 CAPEX numbers are preliminary in nature and may be adjusted   **in US dollars

32   READING PROPERTY READING INTERNATIONAL INC

GLOBAL REAL ESTATE STRATEGY   Build long - term value for our stockholders by maximizing the value in our existing property portfolio, while we pursue new real  estate opportunities meeting our investment criteria.   CREATE SPACES (INTERIOR &  EXTERIOR) THAT INSPIRE AND  CONNECT COMMUNITIES   REPOSITION & RENOVATE  PORTFOLIO TO GENERATE   INCREMENTAL RENTAL  INCOME   LONG TERM   VALUE   for stockholders   ASSEMBLE A MORE  COMPLEMENTARY TENANT  MIX TO BETTER SERVE OUR  CUSTOMERS   IMPLEMENT LEASING  INITIATIVES   TO MAXIMIZE PROPERTY  RETURNS   IDENTIFY MARKETING    STRATEGIES TO ENGAGE &  ENRICH EXPERIENCES   ACTIVELY MANAGE OUR  PROPERTIES TO GENERATE  FURTHER OPERATIONAL  EFFICIENCIES   PURSUE ACQUISITIONS THAT  NATURALLY ENHANCE OUR  EXISTING PORTFOLIO

• By December 2017, four Australian Entertainment Themed Centers (“ETC”) anchored by Reading Cinemas    • Each of the four ETCs in Australia are considered a Value Creation Project   • By December 2017, 82  third party tenants  in Australia across eight properties   • 540,931 leaseable square feet in Australia   • We own property under six Reading Cinemas in Australia (including ETCs)   AUSTRALIAN REAL ESTATE PORTFOLIO TODAY

TOTAL NET   Leasable Area in   AU Real Estate Portfolio   WILL INCREASE BY 18.7%   Between   June 2016  – Q1 2018

VALUE CREATION PROJECT: NEWMARKET, BRISBANE, QUEENSLAND   In August 2016, the Board of  Directors approved further  enhancing the value of our  Newmarket asset by:   • Adding Reading Cinema • Adding approx. 10,000 SF of  retail space • Adding mezzanine parking  deck • Upgrading Common Areas

• State - of - the - art Reading  Cinema with TITAN LUXE &  Gold Lounge offer opens  December 2017 for Star Wars • New dining precinct features  curated mix of quality  Brisbane based F&B operators  opens December 2017 • Common area upgrades and  rebranding completed by end  of 2017 • During 2017, completed 100%  of short term leasing in office  building   VALUE CREATION PROJECT: NEWMARKET, BRISBANE, QUEENSLAND

• Integrated Community - based marketing  impactful to date   • Recent Fitness Festival included free  children’s Yoga Classes and wellness  workshops   • Newmarket Village improvements lead to  stronger lease renewals   • Future Growth Opportunity  – Office  Building at 16 - 20 Edmonstone Street

Today   • Approx. 132,000 SF of gross leasable area • Reading Cinemas is anchor tenant • 75,000 SF of third party leasable space with 84% currently leased • Approx. 730 parking spaces  – garage & on - grade   VALUE CREATION PROJECT: REDYARD IN AUBURN, SYDNEY, NEW SOUTH WALES   Located in a multi - cultural center on Parramatta Rd., main east/west arterial of Sydney   By end of Q1 2018, we will add another 7,400 SF of  rentable space   • New F&B tenancies: Red Rooster & Oporto

VALUE CREATION PROJECT: REDYARD IN AUBURN, SYDNEY, NEW SOUTH WALES   By the end of Q2 2018, complete Common Area upgrade   • Shaded areas, interactive water feature & improved vegetation & finishes • Improved center signage • Improved public amenities   Future Growth Opportunities   • We obtained a permit to add incremental 10,760 SF to anchor tenancy • Improving tenant mix as center improves • Exploring opportunities to utilize vacant land (113,905 SF) adjacent to cinema

VALUE CREATION PROJECT: CANNON PARK, TOWNSVILLE, QUEENSLAND

CANNON PARK

- *133,000 SF open-air center anchored by Reading Cinemas with TITAN XC & Kingpin Bowling featuring eight F&B tenants and four community based tenants. Currently 95.4% leased.*

2017

Completed certain Pre-Development Work

- **Expanding cinema**
  - Mid 2017 – Development Application to expand Reading Cinemas approved
  - Adding Gold Lounge offer – 2 Gold Lounge auditoriums with recliner seating & waiter service
  - Mid 2019 – Estimated expected completion
- **Adding leasable space**
  - Mid 2017- Development Application to add 2,200 SF approved
  - Develop 2,200 SF of new retail space adjacent to cinema
  - Mid 2019 – Estimated expected completion
- **Community based integrated marketing implemented**


CANNON PARK RETAIL CENTRE
CANNON PARK ENTERTAINMENT CENTRE

41

VALUE CREATION PROJECT: CANNON PARK, TOWNSVILLE, QUEENSLAND    2018   • Explore short term pop - up leases for vacancies as we transition center   • Develop plans for welcoming common areas o Common areas to focus on community, connection and climate o Connect two centers making one seamless experience   2019   • Mid 2019  – Estimated completion   • Future Growth Opportunities  – Evaluate uses for potential  10,000 SF in parking area

NEW ZEALAND    REAL ESTATE PORTFOLIO   One Value Creation Project   • Courtenay Central  - ETC in  Wellington, New Zealand anchored  by Reading Cinema   Five Operating Properties   • Property under five of our Reading  Cinemas in NZ (including ETC)   One Future Value Realization  Opportunity   • 70 acres of undeveloped land close  to the Auckland Airport in  Manukau, NZ

COURTENAY CENTRAL  – OPPORTUNITY TO RE - THINK ENTIRE PROJECT   • November 2016  – Kaiokora Earthquake damaged Car Park while it was being seismically strengthened.   • January 2017  – Damage results in demolition of Car Park.   • Q2 2017 - Courtenay Central center and street level parking lot re - opened for business.   • Q2 2017  - Reading pursues and recovers US$25 million from insurers. Reading is investigating the possibility of additional insu rance from contractor’s insurance.   • Q3  - Q4 2017  - Management exploring feasibility of maximizing existing spaces.   44

COURTENAY CENTRAL – OPPORTUNITY TO RE-THINK ENTIRE PROJECT

WELLINGTON MARKET IMPROVES

- Peter Jackson's Movie Museum expected to open across the street from us
- Wellington's first Convention Center is also expected to open across the street

CAR PARK

- Car Park will be reconstructed
- Estimated to have 600 spaces
- Ground level of Car Park may feature six screen Angelika Film Center

WAKEFIELD ST. PROPERTY

- Countdown Supermarket design and construction progressing based on new development
- Incremental uses being explored and underpinned by robust feasibility analysis
    - Additional level of bulk retail
    - Potential 100 room hotel
    - Creative office space

EXISTING COURTENAY CENTRAL CENTER

- Exploring re-programming space to create incremental space in market concept
- Upgrade existing common areas
- Improve Reading Cinema by adding luxury recliner seating
- Eliminate Steer & Beer to incorporate into Reading Cinema lobby lounge



Courtenay Central

• Curated mix of local F&B operators  – Street food, craft beer  & cocktails in pop up environment  • Features Wellington's first ever venue dedicated to improv • Features creative pop up retail & community based  entertainment • Minimal investment covered by pop up rental income • Keeps space compelling during transition  • Generating incremental visits for cinema and parking   THE COURTYARD  – POP UP CONCEPT    KEEPING COURTENAY CENTRAL COMPELLING  DURING TRANSITION

• Q4 2016  – Reading, together with Southern Gateway partners,  achieve “light industrial zoning” for 64 acres.   • Adjacent 6.4 acres on McLaughlins Rd. is currently zoned heavy  industrial.   • Neighboring landowners include: (i) leading industrial developers  in Auckland, (ii) the Airport and (iii) Auckland City Council.    Industrial Market in Auckland/Manukau is Strong    • New Zealand and local economy is strong. Auckland Airport has  30 - year planned expansion/improvement.    • Lack of industrial land in Auckland. • Overall outlook for Auckland industrial market remains positive,  driven by land scarcity, rental growth and higher occupier demand.   Strategy following Re - Zoning   • Auckland City Council requires certain infrastructure works  completed prior to commencement of development. • To further enhance value, Reading exploring options to complete  infrastructure required. • Reading exploring options, which may include joint venture with  local industrial developers and/or global institutional property  trusts or their affiliates.   70.4 acres on 2 parcels of undeveloped  land adjacent to Auckland Airport   FUTURE VALUE REALIZATION OPPORTUNITY: MANUKAU, NEW ZEALAND

US REAL ESTATE PORTFOLIO   Union Square Building in New York City   Cinemas 1, 2 & 3 Building in New York City   2  Value Creation Projects   24,000 SF Executive Office Building in Culver City, CA   1  Operating Property   202 acre parcel of undeveloped land in City of Coachella, CA  zoned for residential and high density mixed use   Philadelphia properties related to the historic Reading Railroad   2 Future Value Realization Opportunities   Two Off - Broadway Theatres in New York City   One Off - Broadway Theatre in Chicago   3  Off - Broadway Live Theatres

VALUE CREATION PROJECT:

44 Union Square – New York City – An irreplaceable NYC property with 73,322 SF (including BOMA adjustments)

CEILING HEIGHT
19'
12' - 21'
12'
UP TO 12'6"
12'2"
14'6" - 16'2"
14'8"



6
5
4
3
2
GROUND
LL
17TH STREET
44 UNION SQUARE

Construction well underway

- Structural demolition completed
- Excavation of basement and foundation expected completion – Q4 2017
- Concrete superstructure (floors, columns, beams) – Commences Q4 2017
- Iconic Glass Dome currently being fabricated and stored off site

$57.5 million in construction financing closed December 2016

** 2016 Architizer A+Award Finalist*
Award celebrated the year's global architectural products & projects.

** 2017 AIA Quality Unites Architectural Design Honor Award*
Award reflecting the best design in NY, NJ, CT, and PA.

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Retail (approximately 30,000 SF)    • Ground floor, second floor and cellar • NYC high street retail opportunity  - Exceptional visibility with full  building branding potential & 229’ of wraparound frontage per floor • High quality retail tenants have leases expiring in area • In discussions with high quality tenants regarding 100% of retail space   VALUE CREATION PROJECT:   44 Union Square  – New York City  – An irreplaceable NYC property with 73,322 SF (including BOMA adjustments)

Office (approximately 43,000 SF)   • Third  – Sixth floors     • Midtown South NYC submarket  – strong for office leasing     • Office leasing marketing launched by Newmark Q3 2017 • High quality office tenants visiting site     VALUE CREATION PROJECT   44 Union Square  – New York City  – An irreplaceable NYC property with 73,322 SF (including BOMA adjustments)

Marketed in the heart of    Times Square on the   NASDAQ MarketSite   Week of November 6, 2017

• This development in the heart of midtown Manhattan is in the  early stages of development • Company’s minority partner approved    re - development of the property   • Adjacent property owners (corner of 60 th & 3 rd ) and Company are  conducting a joint feasibility study of the combined properties   • Evaluating opportunities for mixed use development: retail,  residential and/or hotel uses   VALUE CREATION PROJECT:   Cinemas 123  – New York City  – An irreplaceable NYC property across from Bloomingdales on 3 rd Avenue   Active negotiations with Adjacent Owners for potential Joint Development ongoing   • June 2017  – Executed exclusive dealing and pre - development agreement with adjoining neighbors (2,600 SF)  to jointly develop properties • Together, adjoining owners and Reading, completed feasibility study to evaluate joint development  • Parties currently reviewing potential restaurant, retail, cinema and/or residential uses  • Development timeline TBD   If acceptable agreement not reached with owners, Reading will develop alone    • Reading will develop alone if acceptable joint agreement cannot be resolved within a reasonable time period    No assurances can be given that an acceptable agreement will be reached with adjacent owners

FUTURE VALUE REALIZATION OPPORTUNITY:   READING VIADUCT  – PHILADELPHIA PROPERTIES   • The Reading Viaduct is 3,200 feet in length and averages 70 feet wide. • The City is currently developing a Rail Park on the elevated rail track  adjacent to the Reading Viaduct.  • To date, these properties have not been an area of Reading’s focus. The  properties carry no value on our books. • We have begun considering plans for the future development of our  Reading Viaduct in Philadelphia and the properties we own in close  proximity to the Viaduct.     • 2016 - 2017  – Reading participated in community events related to the  Reading Viaduct.

FUTURE VALUE REALIZATION OPPORTUNITY:   COACHELLA, CALIFORNIA   • 50 % managing member interest in approximately 202 acres of undeveloped property acquired in 2012 . • Located immediately south of Interstate 10 and east of Highway 86 in Coachella Valley . According to 2015 CalTrans data, approx . 54 , 000 cars pass through this intersection every day . • 2015 population data within five miles : 126 , 795 and Average Household Income : $ 58 , 327 . Strong public school district .   • Company sharing planning/entitlement costs with adjacent landowner, who is part of Shadow View master plan covering approximately 529 acres .   • Current zoning for 50 acres of high density mixed use and 150 acres of single family residences.   • As we maintain the 202 acres, we are exploring strategic alternatives for the property.

CORPORATE GOVERNANCE ENHANCEMENT    Third Quarter 2016   • Adopted improved Amended & Restated Whistleblower Policy & Procedures • Adopted first ever Insider Trading Policy and Supplemental  Policy Concerning Trading in Company securities by certain  designated persons   Fourth Quarter 2016   • Adopted more comprehensive Code of Conduct of Business  Conduct & Ethics • Board recommended to stockholders having an annual “Say  on Pay”  • Established third party “whistleblower” hotline to be used in  Code of Conduct & Whistleblower Policy   Independent Stockholder Derivative Suit  – 2016    • Independent stockholder plaintiffs dismissed with prejudice  all claims against our Company’s directors without the  payment of any compensation or reimbursement of attorney  fees. After spending more than $400,000, they found no  wrongdoing.    Corporate social responsibility includes supporting the Boys & Girls Club of Hawaii

OTHER CORPORATE GOVERNANCE ENHANCEMENT AND IMPROVED INVESTOR RELATIONS   Enhanced Corporate Governance and Alignment with Stockholders   • March 2016  – Adopted a charter for our Compensations Committee requiring all members to satisfy NASD “Independent Standards” and overhauled Director and Executive compensation philosophy and structure.   • November  – December 2016  – Completed remainder of then outstanding  Stock Buy Back Program , buying back $2.8M of RDI Class A stock in the  market at an average price per share of $15.64.   • March 2017  – Board of Directors authorized additional $25 million  Stock Buy Back Program  for RDI Class A stock. As of September 30, 2017, we  have deployed $6.4 million to repurchase of RDI Class A stock in the market at an average price per share of $15.92.  • August 2017  – Established Special Independent Committee   • October 2017  - ISS and Glass Lewis recommend stockholders vote in favor of Executive Compensation proposal, with ISS ranking Rea ding on  “Absolute alignment” of “Pay for Performance” as “Better than 99% of Companies”   Improved Investor Communication   • Since May 2016, we have continued posting quarterly webcasts responding to stockholder and analyst questions   • Since May 2016, we have attended nine investor conferences and Non - Deal Roadshows   • September 2016  – We secured sell - side analyst coverage for first time in Reading’s history from Eric Wold of B. Riley o “Buy” rating and price target of $26.50 per share

F I N A N C I A L R E V I E W   presented by    Dev Ghose   Executive Vice President    &    Chief Financial Officer   Architectural rendering of South City Square, major mixed use development  in Brisbane. RDI leasing an 8 screen Reading Cinema, expected to open 2020.

STATEMENT OF OPERATIONS   YEAR ENDED DECEMBER 31,    ($ in thousands, except per share data)   2016   2015   (Restated)   Revenues   $270,473   $257,865    Operating Income   20,311    23,696    Interest Expense, net   6,868    8,572    Income Taxes   4,020   5,148   Net Income Attributable to Common Shareholders   9,403   23,110   Earnings Per Share  – Attributable to Common Shareholders   0.40   0.99   EBITDA  (1)   $35,894 (1)   $50,124 (1)     Source: Form 10K for year ended December 31, 2016.   (1) 2016 and 2015 include gain on sales of assets amounting to $0.4 million and $11.0 million respectively.   SUMMARY FINANCIAL DATA

STATEMENT OF OPERATIONS   NINE  MONTHS  ENDED    SEPTEMBER 30,    ($ in thousands, except per share data)   2017   2016   Revenues   $ 207,954    $ 203,022   Operating Income   16,929   17,392   Interest Expense, net   5,310   5,190   Gain On Sale Of Assets   9,417   393   Gains On Insurance Recoveries   9,217   -   Income Taxes   8,291   4,222   Net Income Attributable to Common Shareholders   23,619   9,054   Earnings Per Share  - Attributable to Common Shareholders   1.02   0.39   EBITDA  (1)   $ 49,344 (1)   $ 30,232 (1)     Source: Form 10Q for the quarter ended September 30, 2017.   (1) For the nine months ended September 30, 2017, the gain on sale of assets of $9.4 million and gain on insurance recoveries of $9.2 million is included. For the nine months ended September  30, 2017, the gain on sales of assets amounting to $0.4 million is included.   SUMMARY FINANCIAL DATA

($ in thousands)   09/30/2017   12/31/2016   12/31/2015   (Restated)   Cash and Cash Equivalents    $  8,896   $  19,017   $ 19,702   Receivables   36,191   8,772   10,036   Other Current Assets   5,498   44,852   7,183   Total Current Assets   50,585   72,641   36,921   Operating Property, Net   225,631   211,886   210,298   Land Held for Sale   -   -   37,966   Investment and Development Property, Net   73,751   43,687   23,002   Investment in Unconsolidated Joint Ventures and Entities   5,339   5,071   5,370   Other Assets   62,755   72,481   58,641    Total Assets   $ 418,061   $ 405,766   $ 372,198    Total Current Liabilities   $ 56,962   $ 65,986   $ 72,502   Long Term Notes Payable   111,939   115,707   87,101   Subordinated Debt   27,501   27,340   27,125   Other Long Term  Liabilities   46,864   50,118   46,519   Total Stockholders Equity    174,795   146,615   138,951   Total Liabilities & Stockholders Equity   $ 418,061   $ 405,766   $ 372,198      Sources: Form 10Q for the quarter ended September 30, 2017 and Form 10K for the year ended December 31, 2016.   SUMMARY BALANCE SHEET

Reconciliation of EBITDA to Net Loss   READING INTERNATIONAL DEBT   Source: Form 10Q and Press Release for the quarter ended September 30th, 2017.   (1) The borrowings are denominated in foreign currency. The contractual capacity and capacity used were translated into U.S. dol lar s based on the applicable exchange rates as of September 30, 2017. (2) The $49,500 and $13,005 (of the $38,293) in unused capacity is restricted for capital projects for Union Square development u ses and construction funding for New Zealand operations, respectively.   AS OF SEPTEMBER 30, 2017   ($ in thousands)    Corporate and/or Property Debt   Expiration  Year   Contractual  Capacity   Capacity Used   Unused Capacity   Trust Preferred Securities   C   2027   $ 27,913   $ 27,913   $  -   U.S. Corporate Office   P   2027   9,774   9,774   -   Union Square Construction  Financing   P   2019   57,500   8,000   49,500 (2)   Bank of America   C   2019   60,000   40,500   19,500    Cinema 1, 2, 3   P   2019   19,601   19,601   -   National Australia Bank  (1)   C   2019   52,136   38,024   14,112   Westpac Bank  (1)   C/P   2018   38,293 (2)   -   38,293 (2)   Minetta & Orpheum    P   2018   7,500   7,500   -   Total   $ 272,717   $ 151,312   $ 121,405

2001  – 2017 YEARLY FINANCIAL TREND  in US$   Notes: Data presented above have been adjusted to reflect adjustments, if any, to prior years based on the latest K’s and Q’s .   Gain on sales of assets for 2015 and 2016 were $11.0M and $0.4M respectively, and have been included for purposes of determining Adjusted EBITDA.    9/30/17 TTM includes 9.4M for gain of sales.   *Asset Value reflects amounts set forth in Reading public filings (10 - Ks and 10 - Qs). In many instances, the amounts do not reflect today’s market values or take into account potential development value.

	2001 Proforma	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	9/30/2017 TTM
Assets*	$ 170,595	$ 182,772	$ 222,866	$ 230,227	$ 253,057	$ 289,231	$ 346,071	$ 371,870	$ 406,417	$ 430,349	$ 430,764	$ 428,588	$ 386,807	$ 401,586	$ 372,198	$ 405,766	$ 418,061
Debt	$ 42,382	$ 50,240	$ 71,145	$ 83,252	$ 109,320	$ 130,212	$ 175,648	$ 237,615	$ 226,155	$ 227,983	$ 208,776	$ 195,759	$ 167,622	$ 163,198	$ 130,103	$ 147,697	$ 150,474
Revenue	$ 70,291	$ 86,487	$ 93,739	$ 102,982	$ 103,547	$ 106,124	$ 119,235	$ 197,055	$ 216,740	$ 229,322	$ 244,979	$ 254,430	$ 258,221	$ 255,242	$ 257,865	$ 270,473	$ 275,405
Adj EBITDA	$ (3,707)	$ 3,532	$ 6,909	$ 9,399	$ 6,022	$ 17,046	$ 18,919	$ 19,777	$ 31,436	$ 31,491	$ 37,272	$ 38,582	$ 39,217	$ 40,878	$ 51,360	$ 40,966	$ 51,976
Debt/Adj EBITDA	-	14.22	10.30	8.86	18.15	7.64	9.28	12.01	7.19	7.24	5.60	5.07	4.27	3.99	2.53	3.61	2.90

We create  long - term stockholder value through the opportunistic and synergistic development of entertainment and real estate assets.   Our cinema business offers a stable cash flow .   . We are re - investing in our existing cinema portfolio by implementing our Global Cinema Strategy . . We are improving our operating income by implementing our Global Cinema Strategy . . We continue to pursue new opportunities that meet our investment criteria through acquisition or new builds .   We have built and continue to develop a strong real estate portfolio .   . We are creating incremental value through the implementation of our Global Real Estate Strategy . . Our goal is to drive long - term value for stockholders and being an anchor tenant in our own ETCs provides us the ability to leverage operational and marketing strategies across our centers to drive growth and profitability .   IN CONCLUSION

T H A N K Y O U